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                                                                     Exhibit 1.1


COMMON STOCK
C

PAR VALUE $.01 PER SHARE

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ
 AND NEW YORK CITY, NY

CUSIP 591324 20 7
SEE REVERSE FOR CERTAIN DEFINITIONS



This certifies that


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Metals USA, Inc., transferable on the books of the Corporation in person or by duly authorized attorney, on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

Chairman




 GENERAL COUNSEL AND SECRETARY

Countersigned and Registered:
EQUISERVE TRUST COMPANY, N.A.
Transfer Agent
and Registrar,
By



Authorized Signature

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METALS USA, INC.

The CORPORATION WILL furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof OF THE CORPORATION, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request MAY be made to the CORPORATION OR the TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-

TEN ENT-

JT TEN-


TOD-

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common
transfer on death direction in event of
owner's death, to person named on face

UNIF GIFT MIN ACT-             Custodian
                                      (Cust)
(Minor)
                         under Uniform Gifts to Minors
                         Act
                                                       (State)

UNIF TRAN MIN ACT-             as Custodian for
                                       (Cust)
(Minor)
                          under Uniform Transfers to Minors
                           Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address, including zip code, of assignee)

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.
Dated

X
X
NOTICE:



THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.